[Logo] First Investors



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   Tax-Exempt
   Money Market Fund
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   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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   THE DATE OF THIS

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                               P R O S P E C T U S
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                                                                  Is May 1, 2001


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CONTENTS
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OVERVIEW OF THE TAX-EXEMPT MONEY MARKET FUND

What is the Tax-Exempt Money Market Fund ?................................. 4
Objective.................................................................. 4
Primary Investment Strategies.............................................. 4
Primary Risks.............................................................. 4
Who should consider buying the Tax-Exempt Money Market Fund ?.............. 4
How has the Tax-Exempt Money Market Fund performed?........................ 5
What are the fees and expenses of the Tax-Exempt Money Market Fund ?....... 6

THE TAX-EXEMPT MONEY MARKET FUND IN DETAIL

What are the Tax-Exempt Money Market Fund's
objective, principal investment strategies and principal risks?............ 8
Who manages the Tax-Exempt Money Market Fund ?............................ 10

BUYING AND SELLING SHARES

How and when does the Fund price its shares?.............................. 11
How do I buy shares?...................................................... 11
Which class of shares is best for me?..................................... 12
How do I sell shares?..................................................... 13
Can I exchange my shares for the shares of other First Investors Funds?... 14

ACCOUNT POLICIES

What about dividends?..................................................... 15
What about taxes?......................................................... 15
How do I obtain a complete explanation of all account privileges and
policies?...............................................................   16

FINANCIAL HIGHLIGHTS ..................................................... 17

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OVERVIEW OF THE TAX-EXEMPT MONEY MARKET FUND
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WHAT IS THE TAX EXEMPT
MONEY MARKET FUND?

Objective:

The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Primary Investment Strategies:

The Fund invests in high quality, short-term municipal instruments that the Fund determines present minimal credit risk. The Fund attempts to limit its investments to instruments which pay interest that is exempt from federal income tax, including the AMT. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.

Primary Risks:

While money market funds are designed to be relatively low risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all money market funds:

The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments, a credit downgrade of one of the Fund's investments, or an unexpected change in interest rates.

The Fund's yield will change daily based upon changes in interest rates and other market conditions.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Who should consider buying the Tax-Exempt Money Market Fund?
The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

ARE SEEKING INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, INCLUDING THE AMT,
AND

ARE SEEKING A CONSERVATIVE INVESTMENT THAT PROVIDES A HIGH DEGREE OF CREDIT QUALITY.

The Fund is generally not appropriate for retirement accounts or investors in low tax brackets.

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HOW HAS THE TAX-EXEMPT
MONEY MARKET FUND PERFORMED?

The bar chart and table below show you how the Fund's performance has varied from year to year. This information gives you some indication of the risks of investing in the Fund.

The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for each of the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses.


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                          TAX-EXEMPT MONEY MARKET FUND
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1991    1992    1993    1994    1995    1996    1997    1998   1999     2000
3.8%    2.36%   1.85%   2.24%   3.24%   2.85%   3.00%   2.77%  2.61%    3.43%




During the periods shown, the highest quarterly return was 1.04% (for the quarter ended March 31, 1991), and the lowest quarterly return was 0.42% (for the quarter ended March 31, 1994). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.
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The following table shows the average annual total returns for Class A shares and Class B shares as of December 31, 2000. This table assumes that the maximum contingent deferred sales charge ("CDSC") on Class B shares was paid.

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                                                                     Inception
                                                                  Class B Shares
                        1 Year*       5 Years*        10 Years*      (1/12/95)
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Class A Shares           3.43%          2.93%          2.82%           N/A
--------------------------------------------------------------------------------
Class B Shares          (1.34)%         1.74%           N/A            2.01%
--------------------------------------------------------------------------------
*The annual returns are based upon calendar years.

WHAT ARE THE FEES AND EXPENSES OF THE TAX-EXEMPT MONEY
MARKET FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees
(fees paid directly from your investment)       Class A Shares    Class B Shares
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        None              None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                           None*             4.0%**
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*A CONTINGENT DEFERRED SALES CHARGE OF $1.00% WILL BE ASSESSED ON CERTAIN
REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHEN SHARES ARE SO ACQUIRED, THE CDSC IMPOSED ON THE OTHER FUND'S CLASS B SHARES CARRIES OVER TO THE FUND'S SHARES. THE CDSC IS 4% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund operating expenses
(expenses that are deducted from Fund assets)

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                                                  Total
                         Distribution            Annual
                         and Service              Fund
            Management    (12b-1)     Other     Operating    Expense       Net
               Fees         Fees    Expenses    Expenses   Assumptions  Expenses
                            (1)         (2)         (3)         (2)         (3)
--------------------------------------------------------------------------------
Class A       0.50%       0.00%       0.59%        1.09%       0.29%       0.80%
Shares
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Class B       0.50%       0.75%       0.59%        1.84%       0.29%       1.55%
Shares
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(1) BECAUSE THE FUND PAYS RULE 12B-1 FEES ON ITS CLASS B SHARES, LONG-TERM CLASS
B SHAREHOLDERS COULD PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. THERE ARE CURRENTLY NO RULE 12B-1 FEES PAID BY THE FUND ON ITS CLASS A SHARES.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example
This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                        One Year   Three Years   Five Years    Ten Years
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If you redeem your shares:
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Class A shares             $82         $318        $ 573        $1,303
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Class B shares            $558         $850       $1,169        $1,938*
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If you do not redeem your shares:
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Class A shares            $ 82         $318       $  573        $1,303
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Class B shares            $158         $550       $  969        $1,938*
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*Assumes conversion to Class A shares eight years after purchase.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
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WHAT ARE THE TAX-EXEMPT MONEY MARKET FUND'S OBJECTIVE,
PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

OBJECTIVE:

The Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high quality short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. The Fund invests at least 80% of its total assets in municipal securities which pay interest that is exempt from federal income tax, including the AMT. Municipal securities are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than thirteen months, but have demand features which allow the holder to demand payment of principal plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.

The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund considers the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Although the Fund attempts to invest solely in instruments which are exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax. No more than 20% of the Fund's assets may be invested in such securities. Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of owning the Tax-Exempt Money Market Fund:

Interest Rate Risk:

Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline, and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Interest rate risk also includes the risk that in a declining interest rate environment the Fund will have to invest the proceeds of maturing investments in lower-yielding investments. The yields received by the Fund on some of its investments will also decline as interest rates decline. For example, the Fund invests in floating rate and variable rate bonds and notes. When interest rates decline, the yields paid on these securities may decline.

Credit Risk:

A money market instrument's credit quality depends upon the issuer's ability to pay interest on the security and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's Investors Service, Inc. or Standard & Poor's Ratings Group), the greater the risk (in the rating agency's opinion) the security's issuer will default, or fail to meet its repayment obligations. Direct U.S. Treasury obligations (securities backed by the U.S. government) carry the highest credit ratings. All things being equal, money market instruments with greater credit risk offer higher yields. The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

In the case of a money market instrument that is supported by a credit enhancement, the credit quality of the investment depends upon the credit quality of the party which provides the enhancement. The Fund's ability to maintain a stable share price may depend on these credit enhancements, which are not backed by federal deposit insurance.

WHO MANAGES THE
TAX-EXEMPT MONEY
MARKET FUND?

First Investors Management Company, Inc. ("FIMCO" or the "Adviser") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. It currently is investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.5 billion as of March 31, 2001. FIMCO supervises all aspects of the Fund's operations and determines the Fund's portfolio transactions. For the fiscal year ended December 31, 2000, FIMCO received advisory fees of 0.50% of the Fund's average daily net assets.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE
FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4:00 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. These are referred to as "Trading Days." The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. However, we have lower initial investment requirements for certain types of retirement accounts and offer automatic investment plans that allow you to open a Fund account with as little as $50. Subsequent investments may be made in any amount. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026. As discussed below, Class B shares may only be purchased by means of an exchange from the Class B shares of another First Investors Fund.

Your purchase will not be deemed to occur until the Fund receives federal funds for the purchase. Federal funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, N.J. offices. If a check is received in our Woodbridge, N.J. offices after the close of regular trading on the NYSE, the federal funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., E.T., and you have previously advised us that the wire is on the way, federal funds for the purchase will be deemed to have been received on that same day. You must call before 12:00 p.m. and give us your name, account number, the amount of the wire, and a federal reference number documenting the transfer. If we fail to receive such advance notification, the federal funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the federal wire and your account information.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate expense structures. Because of the different expense structures, each class of shares generally will have different dividends.

Class A shares are available through direct investment or an exchange from the Class A shares of another First Investors Fund. Class A shares are sold at NAV without any initial or deferred sales charge.

Class B shares are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any CDSC on the shares being exchanged will carry over to the new shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.


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                                 Class B Shares

Year of Redemption                           CDSC as a Percentage of Purchase
Price                                              or NAV at Redemption

Within the 1st or 2nd year                                   4%
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Within the 3rd or 4th year                                   3
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In the 5th year                                              2
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In the 6th year                                              1
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Within the 7th year and 8th year                             0
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There is no CDSC on Class B shares which are acquired through reinvestment of dividends or distributions. The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold. For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.

CDSCs may be reduced or waived under certain circumstances and for certain groups. Consult your Representative or call us directly at 1-800-423-4026 for details.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class B shares. Class B shares pay Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average daily net assets) of up to 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an on-going basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES AND EXPENSES OF THE FUND?" IN THIS PROSPECTUS.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by:

Contacting your Representative who will place a redemption order for you;

Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, NJ 07095-1198;

Telephoning the Special Services Department of ADM at 1-800-342-6221; or

Instructing us to make an electronic transfer to a predesignated bank account (if you have completed an application authorizing such transfers).

There are other ways you may sell your Fund shares such as by writing a check against your money market fund account or requesting an expedited wire redemption to a predesignated bank account. You may be charged a fee for certain of these privileges. For example, each wire under $5,000 is subject to a $15 fee. Consult your Representative or call ADM at 1-800-423-4026 for details.

Shares that you have owned for less than 15 days may only be redeemed by written request. Your redemption request will be processed at the price next computed after we receive the request, in good order, as described in the Shareholder Manual. For all requests, have your account number available.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may be longer than 7 days).

If your account fails to meet the minimum account balance as a result of a redemption, or for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES
FOR THE SHARES OF OTHER
FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of the same class of any other First Investors Fund without paying any additional sales charge with one exception. If you are exchanging from the Fund to a Fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Consult your Representative or call ADM at 1-800-423-4026 for details.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved, and the background of the shareholder or dealer involved.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS?

The Fund will declare daily and pay monthly dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Fund does not expect to realize any long-term capital gains. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed taxable income and capital gain, if any.

Dividends paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend, you must own Fund shares as of the close of business on the record date of the dividend.

You may choose to reinvest all dividends at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends in cash. If you do not select an option when you open your account, all dividends will be reinvested in additional Fund shares. If you do not cash a dividend check and do not notify ADM to issue a new check within 12 months, the dividend may be reinvested in additional Fund shares. If any correspondence sent by the Fund is returned as "undeliverable," dividends automatically will be reinvested in additional Fund shares. No interest will be paid to you while a dividend remains uninvested.

A dividend paid on a class of shares will be paid in additional shares of the distributing class if the total amount of the dividend is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the federal AMT. Distributions by the Fund of interest income from taxable obligations, if any, and net short-term capital gains are taxable to you as ordinary income. You are taxed in the same manner whether you receive your dividends in cash or reinvest them in additional Fund shares. If the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT
PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request.


-----------------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA

            Net Asset     Income from                                     Less Distributions
            Value at      Investment Operations                           from
            Beginning
            of Period     Net          Net Realized        Total from     Net          Net Realized   Total
                          Investment   and                 Investment     Investment   Gain           Distribution
                          Income       Unrealized          Operations     Income
                                       Gain (loss)
                                       on Investments

CLASS A

1996          $1.00        $.028           $ __             $.028           $.028        $ __          $.028
1997           1.00         .030             __              .030            .030          __           .030
1998           1.00         .027             __              .027            .027          __           .027
1999           1.00         .026             __              .026            .026          __           .026
2000           1.00         .034             __              .034            .034          __           .034

CLASS B

1996           1.00         .020             __              .020            .020          __           .020
1997           1.00         .022             __              .022            .022          __           .022
1998           1.00         .018             __              .018            .018          __           .018
1999           1.00         .018             __              .018            .018          __           .018
2000           1.00         .026             __              .026            .026          __           .026
-----------------------------------------------------------------------------------------------------------------------

**   Calculated without sales charges.

++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


              Total         Ratios/Supplemental Data
              Return

Net           Total         Net       Ratio to Average          Ratio to Average        Portfolio
Asset         Return**      Asset at  Net Assets++              Net Assets              Turnover
Value at      (%)           End of                              Before Expenses         Rate (%)
end of                      Period    Expenses    Net           Waived or Assumed
Period                      (in       (%)         Investment
                            thou-                 Income (%)    Expenes   Net
                            sands)                              (%)       Investment
                                                                          Income (%)


 CLASS A

   $1.00         2.85       $22,888      .70         2.81       1.08       2.43          N/A
    1.00         3.00        18,680      .75         2.95       1.12       2.58          N/A
    1.00         2.77        16,310      .80         2.73       1.19       2.34          N/A
    1.00         2.61        16,478      .80         2.58       1.20       2.18          N/A
    1.00         3.43        17,553      .80         3.38       1.09       3.09          N/A
 CLASS B

    1.00         2.04            80     1.45         2.06       1.83       1.68          N/A
    1.00         2.20            13     1.50         2.20       1.87       1.83          N/A
    1.00         1.78             1     1.55         1.98       1.94       1.59          N/A
    1.00         1.82             1     1.55         1.83       1.95       1.43          N/A
    1.00         2.66           140     1.55         2.63       1.84       2.34          N/A
----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                    TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

[LOGO] First Investors


TAX-EXEMPT MONEY MARKET FUND

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL: The Shareholder Manual provides more detailed information about the purchase, redemption and sale of Fund shares.




You can get free copies of reports, the SAI and the Shareholder Manual, request other information and discuss your questions about the Fund by contacting the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

You can review and copy Fund documents (including reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO. FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. 811-3690)